       (Description) Specimen of Common Stock Certificate            Exhibit 3.2

(______) NUMBER                                        (______) SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                           ALLIANCE HEALTHCARD, INC.

                            TOTAL AUTHORIZED ISSUE
                    10,000,000 SHARES PAR VALUE $.001 EACH
                                 COMMON STOCK
                                              See Reverse for
CUSIP 01860f 10 3                             Certain Definitions



THIS IS TO CERTIFY THAT _____________________________IS THE OWNER OF

___________________________________________________________FULLY PAID AND NON-
ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED__________


__________________________  CORPORATE SEAL   _____________________
     CHIEF EXECUTIVE OFFICER                                        SECRETARY

THE FOLLOWING ABBREVIATIONS WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

          TEN COM   as tenants in common
          TEN ENT   as tenants by the entireties
          JT TEN as joint tenants with right of survivorship and not as tenants in common
          UNIF GIFT MIN ACT   Custodian
                           (Cust)            (Minor)
          under Uniform Gifts to Minors
          Act.........................
                   (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
______________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR
ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

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________________________________________________________________
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED__________________________
            IN PRESENCE OF
                                         _____________________________
_______________________________

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